UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 21, 2001
                        ---------------------------------
               (Date of Report - date of earliest event reported)


                          Spiderboy International, Inc.
                     (formerly High Country Ventures, Inc.)
                     --------------------------------------

             (Exact name of registrant as specified in its charter)


        Minnesota                    33-26692                  41-0825298
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification Number)


                           13348 Highland Chase Place,
                            Fort Myers, Florida 33913
                (Address of principal executive office)(Zip Code)


                  Registrant's telephone number (941) 470-9662

Explanatory note: This Amendment No. 1 to the Form 8-k dated October 26, 2000 is filed solely to supply the amended Articles of Incorporation dated October 13, 2000, required by Item 5 of Form 8-K.


Item 5. Amendment of Articles of Incorporation

         On October 13, 2000 the Company amended its Articles of Incorporation to reflect its name change from High Country Ventures, Inc. to Spiderboy International, Inc. A meeting of the shareholders took place on October 12, 2000 whereby the shareholders of the Company approved the change of name.

         The Articles of Incorporation, as amended are attached as exhibits.

Item 5. Exhibits

         Exhibit 99.1 -Amended Articles of Incorporation


                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.


                                      Spiderboy International, Inc.


                                      By: /s/ Mark N. Pardo
                                          --------------------------------------
                                          Mark N. Pardo, Chief Executive Officer